Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF JAMAICA FOR THE YEAR ENDING MARCH 31, 2024

Exhibit C

JAMAICA

REVENUE ESTIMATES

2024/2025

For the Financial Year Ending

31st March 2025

Ministry of Finance and the Public Service	As Presented to the House of
Representatives on the
15th day of February 2024

2024-2025 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Estimates 2022/2023 $	Estimates 2023/2024 $	Consolidated Fund Receipts 2023/2024 (December 2023) $	Estimates 2024/2025 $
I	RECURRENT REVENUE
	TAXATION
	Customs	59,246,035,025	63,514,530,000	46,338,014,311	66,452,217,066
	Income Tax	189,590,797,067	251,829,621,669	173,760,232,288	321,713,616,773
	Stamp Duties	10,081,715,475	13,074,113,729	15,469,290,005	13,141,722,225
	Motor Vehicle Licences (Motor Vehicle Act)	5,132,047,500	5,891,877,908	3,792,901,440	5,496,329,853
	Other Licences	1,546,541,196	1,268,522,157	191,390,940	361,611,939
	Travel Tax	15,799,100,000	28,674,790,000	21,079,659,436	34,138,653,119
	Betting, Gaming and Lotteries-Duties, Fees and Levies	8,023,787,100	9,661,920,940	5,823,317,936	11,306,790,046
	Education Tax	36,700,287,000	48,119,125,402	34,261,946,889	53,620,847,724
	Contractors Levy	2,540,120,700	3,118,889,465	2,051,632,594	3,137,826,800
	General Consumption Tax	237,587,065,800	279,036,663,433	201,538,292,576	300,855,855,465
	Special Consumption Tax	92,072,800,000	104,002,808,052	70,758,514,314	99,050,067,009
	Environmental Levy	5,490,770,000	6,620,368,517	4,749,945,778	6,697,555,737
	Telephone Call Tax	3,219,695,000	3,607,997,396	2,173,710,692	3,199,376,117
	Guest Accomodation Room Tax	2,577,234,700	3,592,752,403	2,524,519,202	3,979,432,867
	Minimum Business Tax	—		72,783,271	—
	Quarry Tax	75,600,000	110,054,579	23,840,538	91,592,770
	Import Licences-Trade Board	323,848,704	327,036,504	258,130,334	551,338,417
	Telecommunication Licences	1,528,653,600	1,844,736,282	202,079,651	581,452,110

	TOTAL	671,536,098,867	824,295,808,438	585,070,202,196	924,376,286,036

II	NON-TAX REVENUE	65,398,700,000	65,228,522,019	50,927,074,456	103,701,082,853
	MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	—		—	—

	TOTAL RECURRENT REVENUE	736,934,798,867	889,524,330,457	635,997,276,652	1,028,077,368,888

III	CAPITAL REVENUE
	Land Sales	—	—	—	—
	Loan Repayments	1,477,000,000	168,331,257	—	—
	Extraordinary Receipts: Miscelleanous	32,514,600,000	15,826,200,000	5,865,973,895	14,502,700,000

	TOTAL CAPITAL REVENUE	33,991,600,000	15,994,531,257	5,865,973,895	14,502,700,000

	TOTAL RECURRENT AND CAPITAL REVENUE	770,926,398,867	905,518,861,714	641,863,250,547	1,042,580,068,888

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	4,908,300,000	1,283,400,000	—	887,500,000
	Transfers to Capital Account	—	—	—	—
	Other	—	—	—	—
(II)	EXTERNAL GRANTS
	Grants from the European Union	—	—	—	—
	Miscellaneous Grants	6,459,981,000	—	15,502,151,476	—
	Other Grants	—	6,591,107,000	88,180	4,629,700,000

	TOTAL GRANTS	11,368,281,000	7,874,507,000	15,502,239,656	5,517,200,000

V	LOAN RECEIPTS
	Loan receipts	124,130,100,000	139,472,470,766	99,543,688,810	191,440,400,000

	TOTAL LOAN RECEIPTS	124,130,100,000	139,472,470,766	99,543,688,810	191,440,400,000

	TOTAL REVENUE AND LOAN RECEIPTS	906,424,779,867	1,052,865,839,480	756,909,179,014	1,239,537,668,888

The Consolidated Fund Receipts are subject to change

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	59,246,035,025	63,514,530,000	46,338,014,311	66,452,217,066	2,937,687,066
Income Tax-Companies	77,522,678,567	97,019,483,421	47,245,860,413	121,411,278,260	24,391,794,839
Income Tax- Individuals	88,989,286,500	124,213,346,504	99,063,024,203	159,292,838,434	35,079,491,930
Tax on Interest/Dividend	23,078,832,000	30,596,791,743	27,451,347,672	41,009,500,079	10,412,708,336
Stamp Duties (local)	6,490,290,800	8,655,713,729	10,350,379,624	8,690,229,871	34,516,142
Stamp Duties (import)	3,591,424,675	4,418,400,000	5,118,910,381	4,451,492,355	33,092,355
Motor Vehicle Licences	5,132,047,500	5,891,877,908	3,792,901,440	5,496,329,853	-395,548,055
Customs Brokers	2,866,369	2,350,928	785,000	3,780,766	1,429,837
Gaming Machines	1,273,249,173	1,044,289,051	150,595,805	1,127,088,434	82,799,383
Tourist Shop Licence	38,799,400	31,822,356	6,187,659	51,176,749	19,354,393
Tourist Shop Operators Licence	63,608,233	52,169,978	10,757,740	83,899,818	31,729,840
Hotel Licence Duty	23,774,187	19,499,029	4,726,240	31,358,361	11,859,332
Other Licences	144,243,835	118,390,815	18,338,497	191,396,245	73,005,430
Travel Tax	11,485,945,700	20,846,572,330	14,344,000,096	24,818,800,817	3,972,228,487
Passenger Levy	4,313,154,300	7,828,217,670	6,735,659,340	9,319,852,301	1,491,634,631
Betting, Gaming and Lotteries	8,023,787,100	9,661,920,940	5,823,317,936	10,179,701,612	517,780,671
Education Tax	36,700,287,000	48,119,125,402	34,261,946,889	53,620,847,724	5,501,722,321
Contractors Levy	2,540,120,700	3,118,889,465	2,051,632,594	3,137,826,800	18,937,335
General Consumption Tax	119,622,219,900	156,438,503,433	88,038,204,834	172,902,646,791	16,464,143,358
General Consumption Tax	117,964,845,900	122,598,160,000	113,500,087,742	127,953,208,674	5,355,048,674
Special Consumption Tax	29,777,600,000	30,631,243,667	54,218,390,212	24,832,869,573	-5,798,374,094
Special Consumption Tax	62,295,200,000	73,371,564,386	16,540,124,102	74,217,197,437	845,633,051
Environmental Levy	731,000,000	752,164,738	4,145,332,979	862,368,909	110,204,171
Environmental Levy	4,759,770,000	5,868,203,779	604,612,799	5,835,186,828	-33,016,951
Telephone Call Tax	3,219,695,000	3,607,997,396	2,173,710,692	3,199,376,117	-408,621,279
Guest Accomodation Room Tax	2,577,234,700	3,592,752,403	2,524,519,202	3,979,432,867	386,680,463
Minimum Business Tax		—	72,783,271	—	—
Quarry Tax	75,600,000	110,054,579	23,840,538	91,592,770	-18,461,809
Import Licences-Trade Board	323,848,704	327,036,504	258,130,334	551,338,417	224,301,913
Telecommunication Licences	1,528,653,600	1,844,736,282	202,079,651	581,452,110	-1,263,284,172

TOTAL TAX REVENUE	671,536,098,867	824,295,808,438	585,070,202,196	924,376,286,036	100,080,477,598

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF			—	—
Processing Fees			—
Miscelleanous Receipts	—	4,371	—	4,371	—

TOTAL- HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	—	4,371	—	4,371	—

HOUSE OF PARLIAMENT					—
Miscelleanous Fees (Food & Beverage)	5,600,000	5,600,000	226,275	5,600,000	—

TOTAL- HOUSE OF PARLIAMENT	5,600,000	5,600,000	226,275	5,600,000	—

INDECOM	12,000
PUBLIC PROCUREMENT COMMISSION (PPC)					—
Registration Fees	6,000,000	7,350,000	2,765,000		-7,350,000

TOTAL- PUBLIC PROCUREMENT COMMISSION	6,000,000	7,350,000	2,765,000	—	-7,350,000

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	5,000,000				—
Miscelleanous Fees	3,000	3,000	24,840	5,000	-2,000

TOTAL- AUDITOR GENERAL’S DEPARTMENT	5,003,000	3,000	24,840	5,000	-2,000

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees	7,000	7,400	—	7,500	100
Miscelleanous Fees	63,000	67,000	4,340	5,000	-62,000

TOTAL-OFFICE OF THE SERVICES COMMISSIONS	70,000	74,400	4,340	12,500	-61,900

OFFICE OF THE PRIME MINISTER
Rental Charges	900,000	2,200,000	1,125,000	2,400,000	200,000
Irrevocable Order	10,000	10,000	—	15,000
Miscelleanous Receipts	485,000	485,000	14,418,143	2,000,000	1,515,000

TOTAL-OFFICE OF THE PRIME MINISTER	1,395,000	2,695,000	15,543,143	4,415,000	1,515,000

ELECTORAL COMMISSION
Registration and ID Card Service	—		—		—

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Miscelleanous Receipts	—		—		—

TOTAL- ELECTORAL COMMISSION	—	—	—	—	—

OFFICE OF THE CABINET
Irrevocable Order	5,000	8,000	—	3,000	-5,000
Miscelleanous Receipts	10,000	14,000	689,474	30,000	16,000

TOTAL- OFFICE OF THE CABINET	15,000	22,000	689,474	33,000	11,000

MINISTRY OF TOURISM
Irrevocable Order	3,000	5,000	500	4,000	-1,000
Miscelleanous Receipts	35,000	3,050,000	1,673,996	70,000	-2,980,000
De- earmarked Funds - TEF/ CHASE	5,150,363,484	8,548,357,191	7,613,167,388	8,978,850,050	430,492,859

TOTAL- MINISTRY OF TOURISM	5,150,401,484	8,551,412,191	7,614,841,883	8,978,924,050	427,511,859

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	1,501,811	970,415	205,910		-970,415

TOTAL- MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	1,501,811	970,415	205,910	—	-970,415

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)			289,750,890
Assurance Fund (100% of Gross Receipts)	62,856,000	89,631,000	—	54,041,000
Rents - Crown Lands and Other Government Properties	125,924,000	178,000,000	42,272,356	167,621,000	-10,379,000
Land Settlement Properties	31,559,000	35,637,000	108,823	34,781,000	-856,000
Rental of Land-Leased properties	—	—	10,003,963		—
Attorney’s Fee/ Photocopying	—	—	—		—
Miscellaneous Receipts	274,716,000	24,849,000	—	306,000	-24,543,000
Other Receipts (Including Crown Property Sales)	216,607,000	280,318,000	—	123,560,000	-156,758,000

TOTAL NATIONAL LAND AGENCY	711,662,000	608,435,000	342,136,031	380,309,000	-192,536,000

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees- Banking Licence Registration (1973) - Commercial Banks	474,320,124	461,751,612	518,163,683	526,379,788	64,628,176
Profits in Government owned companies-Dividends and Financial Distribution	14,759,380,000	16,649,170,000	12,001,256,288	25,999,402,410	9,350,232,410
Sale of Unserviceable Stores	33,743,000	75,000,000	—	75,000,000	—
BOJ Profits	1,100,000,000	—	—	—	—
Sale of Gazettes	2,288,000	2,516,800	765,917	2,516,800	—
Fees-Scotia Bank Jamaica Economic Growth Fund		—	—	—	—
Provident Fund		—	—	—	—
Fees-FIA Licence Registration	1,293,365	2,774,420	—	1,537,255	-1,237,165
Fees-Building Societies	39,903,593	47,602,060	—	42,032,824	-5,569,236
Sale of Forfeited Goods-FID	28,600,000	296,550,000	44,098,494	296,550,000	—
Cash Seized and Forfeited	24,000,000	24,000,000	8,316,241	24,000,000	—
Miscelleanous Receipts	28,600,000	31,460,000	26,584,813	20,031,460,000	20,000,000,000
Forfeiture of Loan Agreement (MDB)	9,176,250	20,000,000	66,399	20,000,000	—

TOTAL- MINISTRY OF FINANCE AND THE PUBLIC SERVICE	16,501,304,332	17,610,824,892	12,599,251,834	47,018,879,077	29,408,054,185

ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans (PCDF)	1,192,664,773	2,333,000,000	388,464,614	2,103,144,918	-229,855,082
Interest Earned on Local Currency Bank Accounts	2,781,461	2,500,190,754	1,697,889,356	2,785,479,804	285,289,050
Interest Earned on Foreign Currency Bank Accounts	322,351,405	756,587,565	1,789,034,295	2,329,064,500	1,572,476,935
Interest Earned on Loans and Advances to Public Officers	8,375,196	2,456,328	4,489,703	2,480,891	24,563
Interest on Government Deposits (MDA)	9,874,710	658,765	342,490	665,353	6,588
PDCF Interest -Global Bonds Interest	5,093,867,435	5,144,400,000	1,899,372,798	3,878,895,633	-1,265,504,367
PDCF Interest - Local Investments JUTC Interest	—	—	1,089,937,418	—	—
Pension Contributions: 5 % Contribution Scheme	5,376,502,000	5,645,327,100	7,835,209,645	12,817,343,985	7,172,016,885
Pension Contribution: Members of the Legislature		—	—	—	—

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Pension Contributions: Other Government Authorities for Seconded Officers		—	—	—	—
Recovery of Pension and Salary	15,862,046	43,521,221	49,872,876	21,760,611	-21,760,611
Chancery Fund Commission	394,992	717,932	—	725,112	7,179
Sale of Receipt Books	493,884	1,458,392	429,750	750,000	-708,392
Recovery of Prior Years’ Expenditure	474,062	27,205,143	15,818,013	27,477,195	272,051
Processing Fees- Salary Deduction	827,945	1,415,424	426,000	1,429,578	14,154
Miscelleanous Receipts	13,890,378,189	8,776,911,840	6,485,479,874	9,968,986,498	1,192,074,658
Registration of Jamaica Investment Capital Growth Funds		—	—	.
Fees on Government Guaranteed Loans		—	—	—
Executive Agency Investment Fund
Management Fees			—

TOTAL- ACCOUNTANT GENERAL’S DEPARTMENT	25,914,848,099	25,233,850,464	21,256,766,831	33,938,204,077	8,704,353,612

JAMAICA CUSTOMS AGENCY
Warehouse Fees	6,964,291	10,613,070	4,352,957	11,674,377	1,061,307
Receipts from Sale of Seized Items	121,097,455	177,391,280	209,720,446	83,373,901	-94,017,379
Penalty Payments for Breaches of Customs Act and Regulations	150,856,348	138,615,548	131,593,210	180,200,213	41,584,665
Net Service Charge for Shipping and Airline Carriers	784,633,051	850,915,664			-850,915,664
Processing 5% PAJ	140,231,050	150,603,465	24,385,496	155,121,568	4,518,103
Standard and Compliance Fees	58,020,862	69,922,074	36,533,441	73,418,178	3,496,104
Customs User/ Administration Fee	1,983,806,624	1,505,750,000	—		-1,505,750,000
Irrevocable Standing Orders	28,500	35,000	19,500	35,000	—
Miscelleanous Receipts	507,666	476,578	185,065,305	476,578	—

TOTAL- JAMAICA CUSTOMS AGENCY	3,246,145,848	2,904,322,679	591,670,355	504,299,815	-2,400,022,865

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences			4,150,310	3,600,000
Penalty for Breaches Spirit licences	200,000	276,000	—	534,600	258,600
Property Tax (2.5%)	241,700,000	263,000,000	211,789,695	258,127,700	-4,872,300
National Health Fund(NHF 2.5%)		—	—	—	—
Passport Immigration & Citizenship Agency Fee 0.5%	200,000	624,000	376,013	455,700	-168,300
Road Maintenance Fund 2.5%	56,000,000	73,000,000	325,242,936	67,070,000	-5,930,000
Special Consumption Tax 2.5%		—	—	—	—
Island Traffic Authority 20%	10,000,000	15,100,000	12,526,800	16,961,000	1,861,000
Police User Fees	346,000,000	497,000,000	364,623,950	491,045,000	-5,955,000
Trade Licence 2.5%	11,000,000	11,000,000	12,373,698	11,001,000	1,000
Miscellaneous Receipts	26,000,000	40,000,000	68,295,433	19,049,900	-20,950,100
Firearm Licensing Authority User Fees			—		—
Net Service Charge for services rendered by Excise Officers			—		—

TOTAL-TAX ADMINISTRATION OF JAMAICA	691,100,000	900,000,000	999,378,835	867,844,900	-35,755,100

MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE
Miscelleanous Receipts	342,267		—		—

TOTAL- MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE	342,267	—	—	—	—

MINISTRY OF NATIONAL SECURITY
Sale of Services- CRDC	15,000,000	15,000,000	—	15,012,000	12,000
Miscelleanous Receipts	4,000,000	4,000,000	10,207,719	4,200,000	200,000

TOTAL- MINISTRY OF NATIONAL SECURITY	19,000,000	19,000,000	10,207,719	19,212,000	212,000

JAMAICA DEFENCE FORCE
Rental of Lettings (Land and Buildings)
Soldier’s Contribution	1,000,000		—	1,000,000	1,000,000
Soldiers’ Contribution to various services	3,500,000		—	28,000,000	28,000,000
Miscellaneous Receipts JDF	15,000,000		105,006,443	4,200,000

TOTAL-JAMAICA DEFENCE FORCE	19,500,000	—	105,006,443	33,200,000	29,000,000

POLICE DEPARTMENT
Police Certificates	1,264,512,136		5,206,670
Finger Print Search			—		—

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Pension Contributions: Constabulary			—	—	—
Pension Contributions: Special Constables			—		—
Accident Report	34,871,500		—		—
Miscellaneous Receipts	38,805,481	41,038,557	1,127,010	22,400,398	-18,638,159

TOTAL-POLICE DEPARTMENT	1,338,189,118	41,038,557	6,333,680	22,400,398	-18,638,159

DEPARTMENT OF CORRECTIONAL SERVICES			—
Sundry Fines and Contribution	495,000	4,900,000	5,206,218		1,666,400
Miscellaneous Receipt (Confiscated Cash)				3,233,600

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	495,000	4,900,000	5,206,218	3,233,600	1,666,400

MINISTRY OF JUSTICE
Traffic Fines	176,000,000	185,000,000	—	—	-185,000,000
Other Court Fines	210,738,327	221,500,000	233,196,765	324,898,000	103,398,000
Sale of Revised Laws of Jamaica to the Private Sector	424,000	445,200			-445,200
Forfeited Recognizances (Funds)		—	—	—	—
Sale of Marriage Licences	26,840,000	28,182,000	1,075,000	—	-28,182,000
Miscellaneous Receipts	441,000	463,050	15,938,097	889,500	426,450
Tender Documents		—	2,300	—

TOTAL- MINISTRY OF JUSTICE	414,443,327	435,590,250	250,212,162	325,787,500	-109,802,750

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	9,440,269	11,195,612	3,711,923	11,847,840	652,228

Authentication fees	6,293,512	7,463,724	15,015,140	7,898,540	434,816

Rush fees	1,573,378	1,865,936	—	1,974,640	108,704
Consul fees	8,810,917	10,449,237	4,376,337	11,058,020	608,783
Postage fees	1,258,702	1,492,749	488,150	1,579,740	86,991
Miscellaneous Receipts	4,090,783	4,851,442	1,915,828	5,134,080	282,638

TOTAL- MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	31,467,561	37,318,700	25,507,377	39,492,860	2,174,160

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	837,825,000	890,074,000	947,353,741	1,214,000,000	323,926,000
Fees - Factories Registration Act	1,000,000	2,500,000	1,693,530	2,640,000	140,000
Fees - Employment Agencies Registration Act	310,000	740,000	435,070	780,000	40,000
Fees - Recruiting of Workers Act	—	—	—	—	—
Work Permit	800,000,000	1,100,000,000	660,317,481	1,100,000,000	—
Miscellaneous Receipts	865,000	1,833,000	1,985,076	1,925,000	92,000

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	1,640,000,000	1,995,147,000	1,611,784,898	2,319,345,000	324,198,000

MINISTRY OF EDUCATION, YOUTH AND CULTURE
Fees from Jamaica School Certificate
Examinations
Rental of EDDC and other Buildings	1,200,000	1,200,000	102,408	1,200,000	—
Repayment of Bonds by Teachers	3,600,000	3,000,000	—	3,000,000	—
Transcripts	7,200	1,200	—	1,200	—
Recovery of Previous years Expenditure	23,000,000	12,000,000	52,147,832	10,000,000	-2,000,000
Miscellaneous Receipts	6,000,000	9,600,000	79,467,579	234,000,000	224,400,000

TOTAL- MINISTRY OF EDUCATION, YOUTH AND CULTURE	33,807,200	25,801,200	131,717,818	248,201,200	222,400,000

MINISTRY OF HEALTH
Registration of Pharmacies and Pharmacists			—
Registration of Drugs	8,450,000	8,960,000	10,681,303	8,960,000	—
Parents Contribution toward Maintenance of Children in Children’s Home		—	—	—	—
Drug Permits	4,800,000	5,200,000	1,532,366	5,200,000	—
Miscellaneous Receipts	120,000	140,000	319,750	140,000	—

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Advisory Panel on Ethics (Research Proposal)	240,000	396,000	—	396,000	—

TOTAL- MINISTRY OF HEALTH	13,610,000	14,696,000	12,533,419	14,696,000	—

GOVERNMENT CHEMIST
Fees from Laboratory analyses	1,008,000	—	511,100	1,016,000	1,016,000

TOTAL-GOVERNMENT CHEMIST	1,008,000	—	511,100	1,016,000	1,016,000

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	8,000	—	46,750	4,000	4,000
Miscelleanous Receipts	50,000		759,375	200,000	200,000

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	58,000	—	806,125	204,000	204,000

MINISTRY OF AGRICULTURE FISHERIES AND MINING
Receipts from sundry and other receipts	—	365,000		365,000	—
Agricultural Land Management Division	365,000	—	42,400	—	—
Miscelleanous Receipts	2,101,000	2,101,000	2,198,769	2,101,000	—
Application for Export Permits			—
Library Publication			—
Receipts from issue of Sundry Permits	860,000	860,000	—	860,000	—
Laboratory Analysis - Metallic Minerals	12,000,000	4,000,000	—	4,000,000	—
Miscellaneous Receipts	9,360,000	3,350,000	2,448,670	3,350,000	350,000
Royalties-Bauxite	880,208,000	450,000,000	219,942,527	622,000,000	-100,000,000
Royalties-Limestone	22,000,000	12,000,000	13,703,311	12,000,000	13,000,000
Royalties-Marble, Quarry		—	—	—	—
Blasting Inspections	820,000	820,000	1,058,112	820,000	820,000

TOTAL- MINISTRY OF AGRICULTURE FISHERIES AND MINING	927,714,000	473,131,000	239,393,788	645,496,000	-85,830,000

MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE
Miscelleanous Receipts	60,000	20,000	282,660	60,000	40,000
Receipts from sundry and Other Receipt	50,000	30,000	84,000	60,000	30,000

TOTAL- MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE	110,000	50,000	366,660	120,000	70,000

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	1,839,000	2,157,000	1,854,347	1,559,000	-598,000
Legal fees and charges against the Bankruptcy	4,378,500	3,443,000	1,486,311	3,716,000	273,000
Miscelleanous Receipts

TOTAL- OFFICE OF THE GOVERNMENT TRUSTEE	6,217,500	5,600,000	3,340,658	5,275,000	-325,000

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	3,801,000	3,951,000	4,135,000	4,377,000	426,000
Trustee Application Fee	40,000	20,000	20,000	20,000	—
Trustee Licence Fee	60,000	30,000	—	30,000	—
Trustee License Renewal	19,000	13,000	—	13,000	—
Miscellaneous Receipts	25,000	10,000	51,809	10,000	—

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	3,945,000	4,024,000	4,206,809	4,450,000	426,000

TRADE BOARD
Certification Fees	323,848,704	—	5,259,202	5,489,800	5,489,800
Dealers Registration / Licensing Fees	—	5,449,000	18,310,000	—	-5,449,000
Scrap Metal	2,266,210	2,282,123	1,860,338	1,877,300	-404,823
Car Dealers Registration	66,240,000	66,861,000	19,660,000	71,261,000	4,400,000
Collateral Letter	2,898,000	2,898,000	4,040,000	4,453,725	1,555,725
Letter of Transfer	910,800	910,800	417,000	176,000	-734,800
Miscellaneous Receipts	40,705,020	44,363,626	33,913,314	44,363,626	—

TOTAL- TRADE BOARD	436,868,734	122,764,549	83,459,854	127,621,451	4,856,902

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	12,000	20,000	20,000	12,000	-8,000
Registration Fees - Cooperative & Friendly Society	48,000	48,000	70,500	2,448,000	2,400,000
Registration of Special Resolution	8,000				—
Arbitration	90,000	8,000	10,000	3,000	-5,000
Training		90,000	70,000	90,000	—
Registration of change in office to include registration of Branch Office with IP Societies					—
Annual Fees for IP Societies	600,000	500,000	570,000	600,000	100,000
Miscellaneous Receipts	130,000	100,000	555,400	135,000	35,000

TOTAL- DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	888,000	766,000	1,295,900	3,288,000	2,522,000

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark	82,703,300	97,225,300	61,512,300	127,242,100	30,016,800
Patent fees	1,205,072	600,000	376,579		-600,000
Utility Models		50,000	—
Design Fees	725,000	435,000	313,000	435,000	—
Search Fees	440,000	756,000	10,572,700	840,000	84,000
Trade Mark Journal		—	15,400	—	—
Trade Mark Publication	5,005,000	8,192,000	4,879,600	8,192,000	—
Geographical Indication Registration	30,000	30,000	10,450	30,000	—
Copyright-GDA Registration	621,000	360,000	512,700		-360,000
Madrid Treaty Registration			—	8,792,000	8,792,000
Patent Corporation Treaty Registration	60,000		—		—
Miscellaneous receipts			—

TOTAL- JAMAICA INTELLECTUAL PROPERTY OFFICE	90,789,372	107,648,300	78,192,729	145,531,100	37,932,800

MINISTRY OF SCIENCE ENERGY TELECOMMUNICATION AND TRANSPORT
Fees- Electric Lighting Act	16,309,000	16,309,000	186,000	18,692,000	2,383,000
Fees -rental of property		24,461,251	—	117,048,000
Fees-Petroleum Licencing		371,000	77,500	40,153,000
Fee Maintenace of Property		77,886,201	—	158,664,000
Miscelleanous Receipts	110,016,000	593,600	45,209	480,000	-113,600
MINISTRY OF TRANSPORT (NOW 69000)
Tender Documents			—		—
Other Receipts			—		—
Miscelleanous Receipts			188,740		—
Bluefield Guest House			—		—
On and Off Trailer Plates			—		—
De- earmarked - Civil Aviation Authority	4,495,931,702	6,603,862,000	4,932,900,719	7,708,875,954	1,105,013,954

TOTAL-MINISTRY OF SCIENCE ENERGY TELECOMMUNICATION AND TRANSPORT	4,622,256,702	6,723,483,052	4,933,398,168	8,043,912,954	1,107,283,354

MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT (FORMERLY MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT)			—
Fire Inspection Fees			—
Tender Document Fees			—		—
Repairs of Fire Hydrants			—		—
Permission to Host events			—		—
Fines			—		—
6% Pension Contribution - Councillors			—		—
Miscellaneous Receipts	69,000	69,000	88,180	69,000	—

TOTAL- MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT	69,000	69,000	88,180	69,000	—

MISCELLEANOUS RECEIPTS (UNCLASSIFIED)			—	—

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TOTAL NON TAX REVENUE	65,398,700,000	65,228,522,019	50,927,074,456	103,701,082,853	37,424,113,084

TOTAL RECURRENT REVENUE	736,934,798,867	889,524,330,457	635,997,276,652	1,028,077,368,888	137,504,590,682

CAPITAL REVENUE LAND SALES
Crown Property Sales					—

TOTAL-LAND SALES	—	—		—	—

LOAN REPAYMENTS
Miscellaneous	1,477,000,000	168,331,257	41,305,206,530	—	-168,331,257

TOTAL LOAN REPAYMENTS	1,477,000,000	168,331,257	41,305,206,530	—	-168,331,257

EXTRAORDINARY RECEIPTS					—
Miscelleanous	17,800,000,000				—
PCDF Other Inflow	600,000,000	15,826,200,000	5,865,973,895	14,502,700,000	-1,323,500,000
Proceeds from Divestment	14,114,600,000	—	—	—	—

TOTAL-EXTRAORDINARY RECEIPTS	32,514,600,000	15,826,200,000	5,865,973,895	14,502,700,000	-1,323,500,000

TOTAL CAPITAL REVENUE	33,991,600,000	15,994,531,257	47,171,180,425	14,502,700,000	-1,491,831,257

GRANTS TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	4,908,300,000	1,283,400,000		887,500,000	-395,900,000
Transfers in lieu of Income Tax from Alumina Producers					—
Others					—

TOTAL- TRANSFER TO CAPITAL ACCOUNT	4,908,300,000	1,283,400,000		887,500,000	-395,900,000

EXTERNAL GRANTS
European Union
Miscelleanous Grants	6,459,981,000	—	—	—	—
Other Grants		6,591,107,000	15,502,151,476	4,629,700,000	-1,961,407,000

TOTAL EXTERNAL GRANTS	6,459,981,000	6,591,107,000	15,502,151,476	4,629,700,000	-1,961,407,000

TOTAL GRANTS	11,368,281,000	7,874,507,000	15,502,151,476	5,517,200,000	-2,357,307,000

EXTERNAL LOANS
Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans			—	53,588,200,000	53,588,200,000
Inter-American Development Bank	4,715,400,000		652,661,000
USAID			—		—
Caribbean Development Bank					—
European Union
World Bank/IDB			3,042,845,000		—
IFID			—		—
OECF/USAID
OPEC			—		—
OECF			—		—
IMF		60,330,794,766	48,472,933,804	40,675,900,000	-19,654,894,766
IBRD			1,292,940,000		—
Other	27,367,100,000		14,506,000		—

Total Multilateral Loans	32,082,500,000	60,330,794,766	53,475,885,804	94,264,100,000	33,933,305,234

Bilateral
Government of China
Government of Germany
JBIC
Kuwait
Saudi
PL480
Other
Other Loans
Capital Market
Other		17,066,369,000	4,635,160,000	8,176,300,000	-8,890,069,000

Total Bilateral Loans	—	17,066,369,000	4,635,160,000	8,176,300,000	-8,890,069,000

2024/2025 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Estimates 2022/2023 (‘1)	Estimates 2023/2024 (‘2)	Fund Receipts 2023/2024 (as at Dec-23) (‘3)	Estimates 2024/2025 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TOTAL-EXTERNAL LOANS	32,082,500,000	77,397,163,766	58,111,045,804	102,440,400,000	25,043,236,234

DOMESTIC LOANS
Local Commercial Banking Sector
Benchmark Notes & Treasury Bills	92,047,600,000	62,075,307,000	27,124,826,962	89,000,000,000	26,924,693,000
Indexed Bonds & US$ Loans			—		—
other (surrenderable)			14,307,816,044		—

TOTAL- DOMESTIC LOANS	92,047,600,000	62,075,307,000	41,432,643,006	89,000,000,000	26,924,693,000

TOTAL LOANS	124,130,100,000	139,472,470,766	99,543,688,810	191,440,400,000	51,967,929,234

RECURRENT REVENUE
Tax Revenue	671,536,098,867	824,295,808,438	585,070,202,196	924,376,286,036	100,080,477,598
Non Tax Revenue	65,398,700,000	65,228,522,019	50,927,074,456	103,701,082,853	38,472,560,833
CAPITAL REVENUE	33,991,600,000	15,994,531,257	47,171,180,425	14,502,700,000	-1,491,831,257
GRANTS					—
Transfer from Capital Development
Fund	4,908,300,000	1,283,400,000	—	887,500,000	-395,900,000
External Grants	6,459,981,000	6,591,107,000	15,502,151,476	4,629,700,000	-1,961,407,000
LOANS					—
External Loans	32,082,500,000	77,397,163,766	58,111,045,804	102,440,400,000	25,043,236,234
Domestic Loans	92,047,600,000	62,075,307,000	41,432,643,006	89,000,000,000	26,924,693,000

TOTAL	906,424,779,867	1,052,865,839,480	798,214,297,364	1,239,537,668,888	186,671,829,408

2024-2025 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2024-2025

$‘000

RECURRENT

REVENUE

Estimates,
2024/2025
I RECURRENT REVENUE
Customs	66,452,217,066
Income Tax	321,713,616,773
Stamp Duties	13,141,722,225
Motor Vehicle Licences(Motor Vehicle Act)	5,496,329,853
Other Licences	361,611,939
Travel Tax	34,138,653,119
Betting, Gaming and Lotteries-Duties, Fees and Levies	11,306,790,046
Education Tax	53,620,847,724
Contractors Levy	3,137,826,800
General Consumption Tax	300,855,855,465
Special Consumption Tax	99,050,067,009
Environmental Levy	6,697,555,737
Telephone Call Tax	3,199,376,117
Guest Accomodation Room Tax	3,979,432,867
Minimum Business Tax	—
Quarry Tax	91,592,770
Import Licences-Trade Board	551,338,417
Telecommunication Licences	581,452,110
TOTAL TAX REVENUE	924,376,286,036
NON-TAX REVENUE	103,701,082,853
SUBTOTAL NON TAX REVENUE	103,701,082,853
TRANSFERS FROM CAPITAL DEVELOPMENT FUND	887,500,000
TOTAL RECURRENT REVENUE	1,028,964,868,888

EXPENDITURE

Estimates,
2024/2025
RECURRENT EXPENDITURE
His Excellency the Governor-General and Staff	537,160,000
Houses of Parliament	2,500,536,000
Office of the Public Defender	394,357,000
Auditor General	1,367,352,000
Office of the Services Commissions	518,977,000
Office of the Children’s Advocate	386,655,000
Independent Commission of Investigations	913,299,000
Integrity Commission	1,851,371,000
Independent Fiscal Commission	273,482,000
Office of the Prime Minister	19,273,727,000
Office of the Cabinet	993,726,000
Ministry of Tourism	13,928,060,000
Ministry of Economic Growth and Job Creation	24,842,568,000
Ministry of Finance and Public Service	673,589,169,000
Ministry of National Security	139,068,917,000
Ministry of Legal and Constitutional Affairs	1,367,378,000
Ministry of Justice	16,814,125,000
Ministry of Foreign Affairs and Foreign Trade	6,751,435,000
Ministry of Labour and Social Security	20,015,027,000
Ministry of Education and Youth	165,081,129,000
Ministry of Health and Wellness	137,021,878,000
Ministry of Culture, Gender, Entertainment and Sport	6,205,640,000
Ministry of Agriculture, Fisheries and Mining	15,681,289,000
Ministry of Industry, Investment and Commerce	7,861,192,000
Ministry Science, Energy, Telecommunications and Transport	24,525,711,000
Ministry of Local Government and Community Development	24,293,384,000
GROSS TOTAL	1,306,057,544,000
Less Appropriations-In-Aid	44,992,720,000
TOTAL RECURRENT EXPENDITURE	1,261,064,824,000

2024-2025 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2024-2025

$‘000

CAPITAL

REVENUE

Estimates,
2024/2025
CAPITAL REVENUE
Land Sales	—
Loan Repayments	—
Extraordinary Receipts: Miscelleanous	14,502,700,000
Subt Total Capital Revenue	14,502,700,000
External Loans
(A) Multilateral
World Bank Loans	53,588,200,000
Inter-American Development Bank	—
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	40,675,900,000
IBRD	—
Other	—
Total Multilateral	94,264,100,000
(B) Bilateral
Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	8,176,300,000
Total Bilateral	8,176,300,000
(C) Capital Market
Total External Loans	102,440,400,000
Domestic Loans
(D) Benchmark Notes & Treasury Bills	89,000,000,000
(E) Other
Total Domestic Loan	89,000,000,000
Total External and Domestic Loans	191,440,400,000

EXPENDITURE

Estimates,
2024/2025
CAPITAL EXPENDITURE
Office of the Prime Minister	5,481,262,000
Ministry of Economic Growth and Job Creation	20,868,547,000
Ministry of Finance and Public Service	26,360,452,000
Ministry of National Security	3,616,422,000
Ministry of Justice	234,365,000
Ministry of Labour and Social Security	62,239,000
Ministry of Education and Youth	1,947,645,000
Ministry of Health and Wellness	11,532,491,000
Ministry of Agriculture, Fisheries and Mining	3,927,059,000
Ministry of Industry, Investment and Commerce	359,269,000
Ministry Science, Energy, Telecommunications and Transport	3,347,950,000
Ministry of Local Government and Community Development	2,262,299,000
GROSS TOTAL	80,000,000,000
Less Appropriations-In-Aid
TOTAL CAPITAL EXPENDITURE	80,000,000,000

2024-2025 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2024-2025

$‘000

SUMMARY

REVENUE

Tax and Non Tax Revenue	1,028,077,368,888
Capital Revenue	14,502,700,000
Transfer from Capital Development Fund	887,500,000
Loan Funds ( Raised and to be Raised)	191,440,400,000
Grants	4,629,700,000
TOTAL RECEIPTS	1,239,537,668,888

EXPENDITURE

Recurrent Estimates	1,261,064,824,000
Capital Estimates	80,000,000,000
TOTAL EXPENDITURE	1,341,064,824,000

2024-2025 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2024-2025

Recurrent Revenue

Taxation Revenue	924,376,286,035.88
Non-Tax Revenue	103,701,082,852.52
Transfer from the Capital Development Fund	887,500,000.00
TOTAL	1,028,964,868,888.40

Current Account Surplus
Capital Revenue	14,502,700,000.00
Grants	4,629,700,000.00
Loan Funds
(A) External Loans
(i) Multilateral	94,264,100,000.00
(ii) Bilateral	8,176,300,000.00
(iii) Other
Total External Loans	102,440,400,000.00
(B) Domestic Loans	89,000,000,000.00
TOTAL LOAN FUNDS	191,440,400,000.00
(C) Utilization of (Prior Year ) Cash Balances	101,527,155,111.60
TOTAL	1,341,064,824,000.00

Recurrent Expenditure

Consolidated Fund Charges	523,799,582,000
Voted Expenditure	737,265,242,000
Current Account Surplus
TOTAL	1,261,064,824,000

CAPITAL EXPENDITURE

Consolidated Fund Charges
Voted Expenditure	80,000,000,000
Deficit / Surplus
TOTAL	1,341,064,824,000

2024-2025 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
01000	His Excellency the Governor-General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	383,188,000.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.
02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	26,673,000.0	Section 47 (8) of the Constitution of Jamaica.
03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	27,251,000.0	Section 9 of the Public Defender Interim Act 33/1999
05000	Auditor General	Salary of the Auditor General	23,513,000.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.
06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	18,623,000.0	Section 124 (8) of the Constitution of Jamaica.
07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	27,483,000.0	The Child Care and Protection Act, First Schedule
08000	Independent Commission of Investigations	Salary of the Commissioner	28,165,000.0	The Independent Commission of Investigations Act, First Schedule
09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	38,600,000.0	Section 22 of the Integrity Commission Act
10000	Independent Fiscal Commission	Salary of the Commissioner	15,792,000.0	Section 8 of the Independent Fiscal Commission Act
20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	317,339,634,000.0	Section 119 of the Constitution of Jamaica
20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	173,828,719,000.0	Section 119 of the Constitution of Jamaica.
20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	9,706,958,000.0	Section 4 of the Pensions Act.
		Jamaica Defence Force Pension	3,191,440,000.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962
		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	10,806,730,000.0	The Pensions (Teachers) Act.
		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	4,688,482,000.0	Constabulary Force Act.
		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	285,000,000.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2024-2025 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	761,447,000.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	27,132,000.0	Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	289,569,000.0	Parish Councillors Act 2005
		Payment of Pensions to the retired members of the Electoral Commission and their widows	65,180,000.0	The Pensions Act
		Payment of Pensions to the retired Ombudsmen and their widows.	11,000,000.0	The Ombudsman Act
		Governor-General’s Pension	40,749,000.0	Governor General Act
		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	15,500,000.0	The Contractor General Act
		Jamaica Agricultural Society Pensions	4,046,000.0	Provident Fund Act
		Payment of Pensions to the former employees, Jamaica Railway Corporation.	250,391,000.0	Jamaica Railway Corporation (Pensions) Regulations
		Total Pensions	30,143,624,000.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	21,070,000.0	Section 95 (2) of the Constitution of Jamaica
28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	1,877,247,000.0	Section 107 (1) of the Constitution of Jamaica
		Total	523,799,582,000.0

Government of Jamaica

Financial Statements of the Consolidated Fund

Year ended March 31, 2024

For Presentation to the Houses of Parliament

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Year Ended March 31, 2024

Table of Contents

FOREWORD	18

STATEMENT OF RESPONSIBILITY	18

BASIS OF PREPARATION	18

STATEMENT OF COMPLIANCE	18

ACCOUNTING CONVENTION	19

REPORTING AND BUDGET PERIOD	19

REPORTING CURRENCY	19

SIGNIFICANT ACCOUNTING POLICIES	19

FOREIGN CURRENCY	19

PERFORMANCE ANALYSIS	20

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2024	22

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report	23

Figure 3 – Capital Issues from the Consolidated Fund Year Ended March 31, 2024	24

Figure 4 – Recurrent Issues from the Consolidated Fund Year Ended March 31, 2024	25

Statement I - Receipts and Payments of the Consolidated Fund	26

Statement II - Statement of Financing	28

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates	29

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates	31

Statement V - Statement of Consolidated Fund Balances	33

Statement VI - Statement of Cash Flows	34

Statement VII - Statement of Transfers from the Capital Development Fund	35

Statement VIII - Contingencies Fund	36

Statement IX –Local (Internal) and Foreign (External) Debt	37

Notes to the Financial Statements	39

FOREWORD

Section 114 of the Jamaica Constitution gives the authority for the establishment of a Consolidated Fund into which shall be paid all revenues of Jamaica. Section 15 (2) of the Financial Administration and Audit (FAA) Act indicates that the Accountant General shall be the custodian of the Consolidated Fund.

The Consolidated Fund Principal Bank Account

This is the primary account to which government revenue is deposited and from which expenditure is withdrawn. Withdrawals from this account are made on the authority of a Warrant against the approved budget and all withdrawals must be authenticated by the Auditor General. The Consolidated Fund Principal Bank Account is domiciled at the Bank of Jamaica (BOJ) and is denominated in both Jamaican and United States Dollars.

The Accountant General’s Department has the responsibility for the management of Government’s cash resources through the Central Treasury Management System (CTMS). The CTMS is a set of processes and procedures, supported by automation which enables the efficient management of the cash functions and resources of Government.

STATEMENT OF RESPONSIBILITY

Under Section 15 (4) of the Financial Administration and Audit (FAA) Act, the Accountant General is responsible for submitting to the Minister, the statements of account on the financial position of the Consolidated Fund as prescribed in Section 24G of the Act.

The Financial Statements of the Consolidated Fund of Jamaica for the year ended March 31, 2024, have been prepared by the Accountant General and have been submitted to the Minister for tabling.

BASIS OF PREPARATION

The Financial Statements have been prepared by consolidating the records of all receipts and payments through the Consolidated Fund in accordance with the approved budget for the year ended March 31, 2024.

STATEMENT OF COMPLIANCE

The Financial Statements have been prepared in accordance with the Financial Administration and Audit (FAA) Act and relevant Regulations.

ACCOUNTING CONVENTION

These Financial Statements have been prepared in accordance with the Government of Jamaica’s (GOJ’s) cash basis of accounting which recognizes transactions and events only when cash is received or paid by the Accountant General’s Department. The Department continues to take active steps for the adoption of Cash Basis International Public Sector Accounting Standards (IPSAS) for the Financial Statements of the Consolidated Fund.

REPORTING AND BUDGET PERIOD

The reporting and budget period of these Financial Statements is the financial year ended March 31, 2024, with comparative data for the year ended March 31, 2023.

REPORTING CURRENCY

The functional and reporting currency of these Financial Statements is Jamaican dollar (J$).

SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue, which includes Government to Government transfers, is recognized at the time the money is received in the Consolidated Fund. Revenue is recognized on a gross basis and any transaction costs are separately recorded. All receipts are recorded when received, regardless of the period to which the transaction relates.

Expenditure Recognition

Expenditure is recognized as Warrant issues, these represent monies transferred from the Consolidated Fund.

FOREIGN CURRENCY

Foreign currency transactions are recorded at the prevailing rates of exchange at the date of the transaction, as advised by the BOJ. Cash balances of the Consolidated Fund Accounts held in foreign currency are reported using the BOJ weighted average rate at the reporting date.

PERFORMANCE ANALYSIS

Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates

	Revised Estimates 2024 J$’000	Actual 2024 J$’000	Actual vs. Budget 2024%	Revised Estimates 2023 J$’000	Actual 2023 J$’000	Actual vs. Budget 2023%
Receipts	1,176,242,291	1,157,068,972	-2%	974,675,515	959,195,948	-2%
Taxation	856,372,354	827,304,708	-4%	771,481,782	746,357,850	3%
Non-Taxation	82,395,097	83,780,778	2%	67,172,025	67,252,863	0.12%
Capital Transfer	1,342,431	0	-100%	1,211,851	0	-100%
Domestic Loans	62,075,307	57,985,894	-7.1%	99,185,000	96,516,391	-2.8%
Capital	29,680,243	32,166,303	7.7%	11,121,157	11,110,171	-0.10%
External Loans	144,376,859	140,202,370	-3%	24,503,700	26,706,674	8%
Other	0	15,628,919	100%	0	11,251,999	100%
Payments	1,091,838,076	1,082,993,404	-0.81%	1,002,555,425	991,636,838	-1.09%
Statutory Recurrent	343,084,242	342,268,706	-0.24%	342,761,519	342,088,156	-0.20%
Recurrent	689,726,521	684,500,774	-0.76%	601,762,698	595,454,117	-1.06%
Capital	59,027,313	56,223,924	-5%	58,031,208	54,094,565	-7.30%

Receipts

Actual receipts underperformed Estimates by -2%. Taxation remains the largest contributor to total revenue and accounted for 72% of total receipts, followed by non-tax receipts and external loans which accounted for 7% and 12%, respectively.

Payments

The largest category of payment was recurrent expenditure which accounted for 63% of actual Warrant issued from the Consolidated Fund followed by statutory recurrent expenditure with 32%.

Actual payment issued was $1.083 billion compared with the Estimates of $1.092 billion.

Comparative Performance

Receipts

Receipts lodged to the Consolidated Fund increased by $197 billion (21%) when compared with the 2022/23 financial year. This was mainly due to increased cash inflows during the reporting period.

Payments

There was an increase in the issues made from the Consolidated Fund by $91 million (9%) in comparison with the 2022/23 financial year.

Graphical Presentations of Receipts and Payments of the Consolidated Fund

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2024

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report

Figure 3 – Capital Issues from the Consolidated Fund year ended March 31, 2024

Figure 4 – Recurrent Issues from the Consolidated Fund year ended March 31, 2024

Ministry of Local Government & Community Development 5%
Office Of The Prime Minister 4%
Ministry of Transport and Mining 4%
Ministry of Education & Youth 35%
Ministry of Health & Wellness 28%
Ministry of Tourism 3%
Ministry of Finance & the Public Service 17%
Ministry of Economic Growth & Job Creation 4%

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2024 J$’000	2023 J$’000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		827,304,708	746,357,850
Non-Tax Revenue		83,780,778	67,252,863

		911,085,486	813,610,713
CAPITAL REVENUE
Loans		2,452,250	2,199,461
Extraordinary Receipts (incl. Grants)		8,137,501	5,570,287
Other Grants: Petrocaribe Development Fund		21,576,552	3,186,077
Other Grants		0	154,346

		32,166,303	11,110,171
DOMESTIC LOANS
Benchmark Notes		36,276,333	75,761,411
EXTERNAL LOANS
Multilateral		135,567,210	8,036,551
Bilateral		4,635,160	18,670,123

		140,202,370	26,706,674
OTHER RECEIPTS
Unrealized Foreign Exchange Gains		967,411	(398,856)
Treasury Bill Issued		21,709,561	20,754,980
Surrender Balance		15,628,919	11,251,999
Other		12,918	48,417
Cash Balance as at April 1	1.1	50,567,421	83,408,924

		88,886,230	115,065,464

Total		1,208,616,722	1,042,254,433

Statement I – Receipts and Payments of the Consolidated Fund (Cont’d)

	Notes	2024 J$’000	2023 J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		342,268,706	342,088,156
Voted Expenditure		684,500,774	595,454,117

		1,026,769,480	937,542,273
CAPITAL EXPENDITURE
Voted Expenditure		56,223,924	54,094,565

		56,223,924	54,094,565
OTHER PAYMENTS
Other Payments		13,050	48,306
Refund from Consolidated Fund/Central Payment Account	1.3	13	1,868
Cash Balance as at March 31	1.2	125,610,255	50,567,421

		125,623,318	50,617,595

Total		1,208,616,722	1,042,254,433

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2024 $’000	2023 $’000
RECURRENT ACCOUNT
Recurrent Revenue		911,085,486	813,610,713
Recurrent Expenditure		(1,026,769,480)	(937,542,273)

		(115,683,994)	(123,931,560)
Miscellaneous Charges		(13,050)	(8,071)
Balances Surrendered		15,628,919	11,251,999

(Deficit)/Surplus		(100,068,125)	(112,687,632)

CAPITAL ACCOUNT
Capital Revenue		32,166,303	11,110,171
Capital Expenditure		(56,223,924)	(54,094,565)

Deficit		(24,057,621)	(42,984,394)

Net (Deficit)		(124,125,746)	(155,672,026)
Net Treasury Bills Issued		21,709,561	20,754,980

Financing Requirement		(102,416,185)	(134,917,046)
Financing
Domestic Notes		36,276,333	75,761,411
External Borrowing		140,202,370	26,706,674

		176,478,703	102,468,085

Net Surplus/(Deficit)	2.1	74,062,518	(32,448,961)
Financed From:
Opening Cash Balance at April 1	1.1	50,567,421	83,408,924
Refund from Consolidated Fund/Central
Payment Account	1.3	(13)	(42,103)
Other		12,918	48,417
Unrealized Foreign Exchange Gains		967,411	(398,856)

Closing Cash Balance at March 31	1.2	125,610,255	50,567,421

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2024 $’000	Receipt 2024 $’000	Revised Estimates 2023 $’000	Receipt 2023 $’000
Tax Revenue:
Customs		63,811,079	62,686,237	62,866,353	60,650,103
Income Tax		289,841,031	274,126,158	229,908,837	244,884,739
Stamp Duties		12,189,167	10,937,186	12,002,796	11,810,043
Motor Vehicle Licences		5,399,145	5,220,807	5,708,570	5,364,076
Other Licences		2,575,138	233,174	3,268,800	708,799
Travel Tax		30,755,544	28,838,773	25,872,237	25,134,914
Betting, Gaming and Lotteries		9,271,131	8,424,550	8,556,256	11,391,577
Education Tax		48,662,392	47,878,060	43,467,683	40,338,126
Contractors Levy		2,876,556	2,784,169	2,773,320	14,176,756
General Consumption Tax		280,607,560	281,015,164	264,005,201	220,191,936
Special Consumption Tax		97,076,509	91,329,503	100,019,036	94,793,535
Environmental Levy		6,388,667	6,288,238	6,425,036	6,692,610
Telephone Call Tax		3,142,806	2,891,806	3,197,756	3,200,484
Guest Accommodation Room Tax		3,630,055	3,448,586	3,206,608	3,057,723
Minimum Business Tax		55,601	98,537	97,346	130,382
Quarry Tax		89,973	37,145	105,947	110,066
Import Licences-Trade Board		0	347,268	0	341,463
Telecommunication Licences		0	711,220	0	3,370,816
Hotel Licence Duty		0	8,127	0	9,702

Total Tax Revenue	3.1	856,372,354	827,304,708	771,481,782	746,357,850
Non-Tax Revenue	3.2	82,395,097	83,780,778	67,172,025	67,252,863

TOTAL RECURRENT REVENUE		938,767,451	911,085,486	838,653,807	813,610,713

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates (Cont’d)

	Notes	Revised Estimates 2024 $’000	Receipt 2024 $’000	Revised Estimates 2023 $’000	Receipt 2023 $’000
Capital Revenue
Loan Repayments		0	2,452,250	190,258	2,199,461
Grants		7,556,431	8,137,501	6,796,599	5,570,287
Other Grants-Petrocaribe Development Fund		22,123,812	21,576,552	4,134,300	3,340,423

Total Capital Revenue	3.3	29,680,243	32,166,303	11,121,157	11,110,171
Capital Transfers		1,342,431	0	1,211,851	0

Total Capital and Recurrent Revenue		969,790,125	943,251,789	850,986,815	824,720,884
LOAN RECEIPTS
External Loans:
Multilateral		144,376,859	135,567,210	24,503,700	8,036,551
Bilateral		0	4,635,160	0	18,670,123
Total External Loan Receipts	3.4	144,376,859	140,202,370	24,503,700	26,706,674
Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		62,075,307	36,276,333	99,185,000	75,761,411
Treasury Bills		0	21,709,561	0	20,754,980

Total Domestic Loans	3.5	62,075,307	57,985,894	99,185,000	96,516,391

Total Loan Receipts		206,452,166	198,188,264	123,688,700	123,223,065
Surrendered Balances	3.6	0	15,628,919	0	11,251,999
TOTAL REVENUE		1,176,242,291	1,157,068,972	974,675,515	959,195,948

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2024 $’000	Issues* 2024 $’000	Revised Estimates 2023 $’000	Issues* 2023 $’000
RECURRENT EXPENDITURE
Statutory Recurrent Expenditure
Public Debt Charges		172,727,667	172,727,667	151,194,816	151,194,816
Public Debt Servicing (Amortization)		138,627,099	138,627,099	162,622,556	161,973,315
Other Statutory Expenditure		31,729,476	30,913,940	28,944,147	28,920,025

Total Statutory Recurrent	4.1	343,084,242	342,268,706	342,761,519	342,088,156
Voted Expenditure
His Excellency the Governor-General & Staff		126,150	122,848	124,788	121,180
Houses of Parliament		2,855,768	2,782,817	1,428,632	1,339,379
Office of the Public Defender		338,266	292,607	278,688	266,726
Auditor General		1,341,772	1,336,105	1,179,492	1,164,111
Office of the Services Commissions		472,597	461,782	497,406	420,152
Office of the Children’s Advocate		331,094	320,965	308,203	267,411
Independent Commission of Investigations		794,390	768,615	846,464	720,195
Integrity Commission		1,491,968	1,404,819	1,475,946	1,260,314
Independent Fiscal Commission		3,087	3,087	0	0
Office of the Prime Minister		14,547,616	14,411,558	10,851,399	10,770,585
Office of the Cabinet		918,738	912,043	1,013,293	1,008,975
Ministry of Tourism		12,707,080	12,707,080	12,247,680	12,247,680
Ministry of Economic Growth and Job Creation		18,995,678	18,958,908	19,795,952	19,177,122
Ministry of Finance and the Public Service		85,305,363	82,054,903	61,054,442	58,800,687
Ministry of National Security		134,022,567	133,857,646	115,564,349	114,973,707
Ministry of Legal and Constitutional Affairs		1,035,340	916,481	728,558	636,277
Ministry of Justice		11,984,202	11,700,589	11,246,546	10,789,819
Ministry of Foreign Affairs and Foreign Trade		8,449,793	8,449,793	5,607,550	5,607,550

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

	Notes	Revised Estimates 2024 $’000	Issues* 2024 $’000	Revised Estimates 2023 $’000	Issues* 2023 $’000
Ministry of Labour and Social Security		16,836,591	16,643,238	19,024,278	18,614,146
Ministry of Education and Youth		168,096,453	168,096,453	144,642,669	144,436,295
Ministry of Health & Wellness		130,857,701	130,855,961	121,111,869	120,989,724
Ministry of Culture, Gender, Entertainment and Sport		5,865,887	5,830,361	5,447,125	5,169,665
Ministry of Agriculture, Fisheries & Mining		13,647,076	13,647,076	12,066,885	12,066,885
Ministry of Industry, Investment & Commerce		6,048,868	6,048,868	5,501,932	5,484,312
Ministry of Science, Energy & Technology		714,014	714,014	9,393,925	9,026,517
Post and Telecommunication Dept.		3,437,887	3,437,887	3,118,626	3,093,712
Ministry of Transport and Mining		2,861,523	2,861,523	15,823,286	15,940,128
Ministry of Science, Energy, Telecommunications and Transport		19,613,524	19,178,175	0	0
Ministry of Local Govt. and Community Development		26,025,528	25,724,572	21,382,715	21,060,863

Total Voted Recurrent	4.2	689,726,521	684,500,774	601,762,698	595,454,117
Total Recurrent		1,032,810,763	1,026,769,480	944,524,217	937,542,273
Voted Capital Expenditure
Office of the Prime Minister		2,969,993	2,311,928	3,629,806	3,138,305
Ministry of Economic Growth and Job Creation		31,686,453	31,106,580	34,268,494	33,467,665
Ministry of Finance and the Public Service		4,051,336	3,731,746	3,481,527	3,305,581
Ministry of National Security		5,110,400	4,975,304	3,841,153	3,504,257
Ministry of Justice		35,000	35,000	146,500	146,500
Ministry of Education and Youth		768,646	724,874	414,765	365,490
Ministry of Health & Wellness		6,050,331	5,828,978	3,866,579	3,335,098
Ministry of Agriculture, Fisheries & Mining		5,449,275	4,849,050	4,332,122	3,477,202
Ministry of Industry, Investment and Commerce		801,384	769,752	710,230	596,576
Ministry of Science, Energy and Technology		10,437	10,437	378,282	238,390
Ministry of Transport & Mining		417,894	417,894	1,178,912	807,000
Ministry of Science, Energy, Telecommunications & Transport		1,089,799	879,728	0	0
Ministry of Local Government and Community Development		586,365	582,653	1,782,838	1,712,501

Total Voted Capital	4.3	59,027,313	56,223,924	58,031,208	54,094,565
Total Capital		59,027,313	56,223,924	58,031,208	54,094,565

Total Issues from the Consolidated Fund		1,091,838,076	1,082,993,404	1,002,555,425	991,636,838

* Issues represents “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2024 $’000	2024 $’000	2023 $’000	2023 $’000
GENERAL REVENUE BALANCES
A. RECURRENT REVENUE
Recurrent Revenue		911,085,486		813,610,713
Recurrent Expenditure		(1,026,769,480)		(937,542,273)

Net Recurrent Revenue			(115,636,894)		(123,931,560)
B. CAPITAL REVENUE
Capital Revenue		32,166,303		11,110,171

C. LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised		140,202,370		26,706,674
(b) Internal Loans Raised		36,276,333		75,761,411

		176,478,703		102,468,085

Capital Revenue & Loan Fund Balances (B+C)		208,645,006		113,578,256
Capital Expenditure		(56,223,924)		(54,094,565)

Deficit on Capital Transactions & Loan Receipt			152,373,982		59,483,691

Total Deficit Capital + Recurrent			36,737,088		(64,447,869)
Add:
(i) Net Treasury Bills Issued		21,709,561		20,754,980
(ii) Opening Cash Balance		50,567,421		83,408,924
(iii) Other Payments		(13,050)		(42,103)
(iv) Other Receipts		12,918		48,417
(v) Unrealized Foreign Exchange Gains		967,411		(398,856)
(vi) Refund from the Central Payment Account		(13)		(8,071)
(vii) Surrendered Balances		15,628,919		11,251,999

			88,873,167		115,015,290

Cash Balance in Consolidated Fund			125,610,255		50,567,421

Adjusted Cash Balance March 31, 2024	5		125,610,255		50,567,421

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2024 J$’ 000	2023 J$’000
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		827,304,708	746,357,850
Non-Tax Revenue		83,780,778	67,252,863
Grants		8,137,501	5,570,287
Surrendered Balances		15,628,919	11,251,999
Other		12,918	48,417

Total Receipts from Operating Activities		934,864,824	830,481,416
Payments:
Employee Costs Salaries		401,271,464	343,050,523
Employee Costs Travelling		10,457,553	9,497,449
Superannuation		42,356,663	41,281,415
Suppliers		86,045,250	88,053,036
Interest Paid		172,727,667	151,550,811
Grants, Contributions and Subsidies		104,666,366	99,099,551
Capital Goods Purchases		59,039,862	46,029,149
Other Payments		67,801,480	49,916,129

Total Payments		944,366,305	828,478,063
Net Cash from Operating Activities		(9,501,481)	2,003,353
Cash Flows from Financing Activities
Proceeds from Borrowings		140,202,370	26,706,674
Repayment of Borrowings		(138,627,099)	(161,973,315)
Repayment of Other Loans		(0)	(1,185,460)
Repayment of GOJ Guaranteed Loan		24,028,802	5,539,884
Domestic Benchmark Notes		36,276,333	75,761,411
Treasury Bills Issued		21,709,561	20,754,980
Other		(13,063)	(50,174)

Net Cash from Financing Activities		83,576,904	(34,446,000)
Net increase/(decrease) in Cash		74,075,423	(32,442,647)
Cash at Beginning of Period		50,567,421	83,408,924
Add adjustment to opening Balance April 1		967,411	(398,856)

Net Ending Cash Balance March 31, 2024	6	125,610,255	50,567,421

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$’000	$’000
Bauxite Production Levy Received		69,585,304
Less: Refund/Remissions		(630,614)

Net Receipts			68,954,690
Add: Retained Earnings			3,291,177

			72,245,867
Less:
(a) Transfers to Consolidated Fund to date		53,606,653
(b) Grants		11,807,371
(c) Net Levy Written off		153,315

			65,567,339

Value of Fund at 31st March, 2024	7		6,678,528

Value of Fund at 31st March, 2023			4,923,166

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

		2024	2023
	Notes	$’000	$’000
Opening Balance		5,131,717	4,917,659
Increase in Contingencies Fund		200,000	200,000
Interest Earned		325,352	194,689
Transfer to Miscellaneous Revenue		(325,004)	(180,631)
Disbursement of Advances from the Contingencies Fund		(0)	(2,809,947)
Recoveries of Advances to Contingencies Fund		0	2,809,947

Balance at Year End	8	5,332,065	5,131,717

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX – Local (Internal) and Foreign (External) Debt

As at March 31, 2024

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2024 J$ Equivalent $’000	2023 J$ Equivalent $’000
LOCAL DEBT
I Perpetual Annuities		155	155

II Market Loans
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		753,436,730	725,614,458
CPI-Indexed Investment Notes		67,759,249	63,398,650

Total Market Loans		831,495,979	799,313,108
Total Local Debt	9.1	831,496,134	799,313,263

EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		757,808,853	745,640,232

Total Currency Obligations to Commercial Enterprises		757,808,853	745,640,232
II Foreign Government & Government Agencies
USAID		20,370	23,235
US Department of Agriculture		0	99,712
China		87,793,192	91,881,708
Federal Republic of Germany		860,200	992,500
Japan		464,954	455,287
Netherlands Investment Bank		50,054	58,604
Kingdom of Belgium		218,144	269,760
Venezuela		13,605,972	14,449,661

Total Foreign Government & Government Agencies		103,012,886	108,230,467
III International & Multilateral Institutions:
Inter -American Development Bank		230,788,183	239,555,527
Caribbean Development Bank		20,117,813	22,493,689
Int’l Bank for Reconstruction & Development		152,536,467	155,352,479

Statement IX –Local (Internal) and Foreign (External) Debt (Cont’d)

	Notes	2024 J$ Equivalent $’000	2023 J$ Equivalent $’000
OPEC Fund for Int’l Development		1,020,896	1,263,755
European Economic Community Commission		2,540,496	2,796,005
NORDIC Development Fund		527,034	572,208
International Monetary Fund		129,025,938	29,592,663

Total International & Multilateral Institutions		536,556,827	451,626,326
Total Foreign Debt	9.2	1,397,378,566	1,305,497,025
Total Local Debt		831,496,134	799,313,263

TOTAL LOCAL & FOREIGN DEBT		2,228,874,700	2,104,810,288

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $33.074 billion; United States Dollar Consolidated Fund Bank Account (US$115.418 million @ J$151.5654) $17.493 billion, aggregate of $50.567 billion as of April 1, 2023.

1.2 The Consolidated Fund - Closing

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $58.760 billion; US$ Consolidated Fund Bank Account (US$431.898 million @ J$154.7836) $66.850 billion, aggregate of $125.610 billion as of March 31, 2024.

1.3 Refunds from the Consolidated Fund Account/Central Payments Account

Refunds recovered from erroneous transfers made to the Consolidated Fund Accounts upon the requisite approvals. Negative Warrant amounts refunded from the Central Payment Account.

2. Statement of Financing

This Statement shows receipts and payments from the Consolidated Fund for the year ended March 31, 2024 and how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a surplus of $74.063 million for the year in comparison to a deficit of $32.449 million for 2023.

3. Statement of Receipts of the Consolidated Fund Compared with Estimates

This Statement includes Revenue Estimates and Actual Receipts, as well as, comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are required to be transferred to the Consolidated Fund.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category is $83.781 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and Loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank Account. Benchmark notes amounts to $36.276 billion for the financial year (2023: $75.761 billion).

3.6 Surrendered Balances

These receipts represent unexpended Warrant cash balances returned to the Consolidated Fund Principal Bank Account.

4 Statement of Expenditure of the Consolidated Fund Compared with Estimates

This statement details issues (warrants) from the Consolidated Fund Principal Bank Account. Total issues from the Consolidated Fund for the year was $1,082.993 billion (2023: $991.637 billion) compared with total Estimates of $1,091.838 billion (2023: $1,002.555 billion).

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $56.223 billion (2023: $54.094 billion) was issued for Voted Capital Expenditure.

5. Statement of Consolidated Fund Balances

This Statement summarizes the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

Notes to the Financial Statements (Cont’d)

6. Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing and financing activities.

7. Capital Development Fund

The Capital Development Fund is funded by Bauxite Levy. There were no transfers to the Consolidated Fund in financial year 2023/2024.

8. Contingencies Fund

The Contingencies Fund is established pursuant to Section 118 of the Constitution and further guided by Section 13 of the FAA Act. The balance of the Contingencies Fund as at March 31, 2024 was $5.332 billion (2023: $5.132 billion). There was an approved increase of $0.200 billion to the Contingencies Fund for the reporting period.

9. Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding local and foreign debt as at March 31, 2024.

Notes to the Financial Statements (Cont’d)

NOTE 9.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2024

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS
(a) TREASURY BILLS
Treasury Bills Issue - 8.42% Due -Apr-2024	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue – 7.79% Due -April-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.39% Due -April-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 9.00% Due -May-2024	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 8.42% Due -May-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.35% Due -May 2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.46% Due -June-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.03% Due -June-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.42% Due -July-2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.30% Due -August- 2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.43% Due -August-2024	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 8.11% Due - September -2024	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.72% Due - October-2024	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 8.62% Due -November - 2024	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 11.00% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	23,704,500,427.00	23,704,500,427.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24B”	JAM	4,946,293,367.00	4,946,293,367.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24C”	JAM	8,700,929,000.00	8,700,929,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	132,931,529,233.81	132,931,529,233.81
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	52,040,800,900.00	52,040,800,900.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	33,463,057,000.00	33,463,057,000.00
GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	29,086,150,000.00	29,086,150,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	59,628,726,800.00	59,628,726,800.00
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	48,048,736,000.00	48,048,736,000.00
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000.00	20,836,667,000.00
GOJ FIXED RATE 4.25% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	5,023,534,000.00	5,023,534,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	54,707,288,500.00	54,707,288,500.00
GOJ FIXED RATE 4.50% BENCHMARK INVESTMENT NOTES- Due 2025	JAM	37,824,000,000.00	37,824,000,000.00
GOJ FIXED RATE 8.50% BENCHMARK INVESTMENT NOTES- Due 2061	JAM	5,800,000,000.00	5,800,000,000.00
GOJ FIXED RATE 11.75% BENCHMARK INVESTMENT NOTES - DUE 2053	JAM	10,921,000,000.00	10,921,000,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - DUE 2028	JAM	37,500,000,000.00	37,500,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2025	JAM	91,922,865,518.00	91,922,865,518.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00

SUB-TOTAL (b) Jamaica Dollar Benchmark Investment Notes	JAM		753,436,730,349.81

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes
CPI -INDEXED INVESTMENT NOTES - Due 2025	JAM	7,626,184,886.00	14,080,605,396.60
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	35,997,751,582.44
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	17,608,892,159.93

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		67,759,249,138.97

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		831,495,979,488.78

TOTAL INTERNAL DEBT	JAM		831,496,134,321.47

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 9.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2024

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES
1) BOND HOLDERS
US$250M 9.25% NOTES DUE 2025	US	69,956,000.00	10,828,041,521.60
US$250M 8.5% BOND 2036	US	199,430,000.00	30,868,493,348.00
US$500M 8 % BOND 2039	US	1,117,678,000.00	172,998,224,480.80
US$800M 7.625% Bond due 2025	US	183,191,226.00	28,354,997,448.69
US$1,350M 6.75% Bond due 2028	US	1,223,304,000.00	189,347,397,014.40
US$650M 7.975% BOND DUE 2045	US	1,801,300,000.00	278,811,698,680.00
US$300M BOND DUE 2030	US	300,000,000.00	46,600,000,000.00

TOTAL - BOND HOLDERS			757,808,852,493.49

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	131,605.10	20,370,311.16

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			20,370,311.16

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
b) CHINA
1. EXIM BANK OF CHINA
JAMAICA CRICKET STADIUM PROJECT	CNY	22,617,886.80	484,309,346.15
MONTEGO BAY CONVENTION CENTER	CNY	90,322,580.60	1,934,047,611.94
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	9,296,000.00	1,438,868,345.60
JAMAICA ECONOMIC HOUSING PROJECT	CNY	204,098,687.20	4,370,297,836.45
JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	51,000,000.00	7,893,963,600.00
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	150,197,782.40	23,248,153,471.89
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	310,080,000.00	47,995,298,688.00

TOTAL EXIM BANK OF CHINA			87,364,938,900.03

2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN
AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERTION 20.0M YUAN	CNY	20,000,000.00	428,253,400.00

TOTAL PEOPLE’S REPUBLIC OF CHINA			428,253,400.00

TOTAL CHINA			87,793,192,300.03

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	1,845,915.30	312,380,185.21
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	2,013,139.10	340,679,100.99
93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,224,032.60	207,140,344.03

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			860,199,630.23

JAPAN
2. JAPAN INTERNATIONAL CO-OPERATION AGENCY
ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	3,003,897.80	464,954,115.52
TOTAL-JAPAN INTERNATIONAL CO-OPERATION AGENCY

TOTAL - JAPAN			464,954,115.52

NETHERLAND INVESTMENT BANK
1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	210,329.70	35,593,632.41
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	85,446.10	14,459,855.52

TOTAL - NETHERLAND INVESTMENT BANK			50,053,487.93

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
BELGIUM
GOVT. OF THE KINGDOM OF BELGIUM
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	1,289,055.60	218,144,043.27

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			218,144,043.27

VENEZUELA
VENEZUELA ENERGY AGREEMENT	US	87,903,188.00	13,605,971,890.12

TOTAL VENEZUELA			13,605,971,890.12

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			103,012,885,778.26

III INTERNATIONAL & MULTILATERAL INSTITUTIONS
INTER-AMERICAN DEVELOPMENT BANK
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	90,303.60	13,977,516.30
1197/OC-JA PARISH INFRASTRUCTURE	US	292,384.20	45,256,279.06
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	2,996,618.80	463,827,445.69
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	1,845,744.50	285,690,978.39
1344/OC-CITIZEN, SECURITY & JUSTICE	US	1,777,347.90	275,104,306.41
1360/OC-JA-RURAL WATER	US	1,136,324.20	175,884,350.44
1419/OC-JA EMERGENCY RECONSTRUCTION	US	2,608,628.80	403,772,956.73
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	1,987,634.60	307,653,238.87
1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	4,875,000.00	754,570,050.00
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	1,266,800.90	196,080,003.79

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	4,999,901.80	696,511,000.25
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	9,000,000.00	1,393,052,400.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	US	25,209,164.90	3,901,965,296.22
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	4,827,958.60	747,288,812.76
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	20,000,000.00	3,095,672,000.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	10,000,000.00	1,547,836,000.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	5,809,649.80	899,238,510.78
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	10,999,999.90	1,702,619,584.52
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	5,377,280.20	832,314,787.56
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	24,000,000.00	3,714,806,400.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	24,000,000.00	3,714,806,400.00
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	19,999,999.90	3,095,671,984.52
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	12,000,000.00	1,857,403,200.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	4,828,171.50	747,321,766.19
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	86,666,666.60	13,414,578,656.35
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	US	9,213,166.30	1,426,047,047.31
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	US	93,333,333.30	14,446,469,328.17
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	US	23,333,333.30	3,611,617,328.17
2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	US	40,000,000.00	6,191,344,000.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	US	2,299,183.30	355,875,868.23
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	US	28,900,477.90	4,473,320,011.08
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	US	21,002,829.80	3,250,893,606.63
3121/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE)	US	5,973,364.20	924,578,814.99
3122/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE) CHINA CO-FINANCING	US	4,119,603.80	637,647,106.74
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	US	40,000,000.00	6,191,344,000.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	US	53,333,333.30	8,255,125,328.17
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	US	16,025,140.10	2,480,428,875.18
3381/SX-JA- ADAPT PRG &FIN MECH FOR THE PILOT PRG FOR PPCR JAM	US	8,707,100.00	1,347,716,283.56

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	US	99,666,666.70	15,426,765,471.83
3560/OC-JA - EDUCATION SECTOR REFORM III	US	20,000,000.00	3,095,672,000.00
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	US	21,284,613.78	3,294,509,145.48
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	JMD	2,971,382,187.50	2,971,382,187.50
3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	US	83,333,333.35	12,898,633,335.91
3880/OC-JA- FISCAL STRUCTURALPROGRAMME FOR ECONOMIC GROWTH III	JMD	4,412,137,503.16	4,412,137,503.16
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	US	4,429,747.00	685,652,187.75
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	US	18,501,455.00	2,863,720,262.30
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	US	102,666,666.70	15,891,116,271.83
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	US	50,000,000.00	7,739,180,000.00
4400/OC-JA - SECURITY STRENGTHENING PROJECT	US	12,882,721.50	1,994,034,011.57
4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS)FOR ECONOMIC GROWTH	US	36,918,880.30	5,714,437,200.80
4645/OC-JA- SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	US	13,901,820.00	2,151,773,746.15
4668/OC-JA- SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON- COMMUNICABLE DISEASES PROGRAMME	US	13,488,843.10	2,087,851,694.85
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES PROGRAMME	JMD	7,412,347,500.00	7,412,347,500.00
4860-JM – BOOSTING INNOVATION, GROWTH, AND ENTREPRENEUSHIP ECOSYSTEM PROGRAMME	US	11,035,854.80	1,708,169,335.02
5110/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES	US	100,000,000.00	15,478,360,000.00
5236/OC-JA- STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA	US	75,000,000.00	11,608,770,000.00
5499/OC-JA- STRENGTHENING FISACAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFECTS OF COVID-19 IN JAMAICA II (POLICY BASED LOAN)	US	100,000,000.00	15,478,360,000.00

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			230,788,183,377.21

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
CARIBBEAN DEVELOPMENT BANK
08/SFR-JAM - RURAL ELECTRIFICATION	US	179,784.50	27,827,692.13
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	US	2,364,187.50	365,937,452.33
13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	US	1,579,254.20	244,442,650.39
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE	US	66,667.00	10,318,958.26
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	US	5,456,739.50	844,613,784.07
17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	US	3,993,751.50	618,167,234.68
17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	US	2,760,084.00	427,215,737.82
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	7,744,182.90	1,198,672,508.32
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	US	7,588,244.30	1,174,535,770.43
19/SFR-OR-JAM - POLICY BASED LOAN	US	37,166,666.50	5,752,790,440.87
20/SFR-JM- AGRICULTURAL SUPPORT	US	6,045,000.00	935,666,862.00
20/SFR-OR-JAM- NATURAL DISASTER GUSTAV MANAGEMENT	US	16,880,633.40	2,612,845,207.93
23/SFR-OR JAM- FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	US	25,437,500.00	3,937,307,825.00
28/OR-JAM- COASTAL HIGHWAY IMPROVEMENT #4	US	12,711,108.80	1,967,471,180.06

TOTAL - CARIBBEAN DEVELOPMENT BANK			20,117,813,304.29

INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	866,865.70	134,176,593.76
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	8,709,893.50	1,348,148,671.55
7555-JM SOCIAL PROTECTION PROJECT	US	23,244,480.90	3,597,864,433.83
7556-JM SECOND HIV/AIDS PROJECT	US	5,612,307.80	868,693,205.59
7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	58,000,000.00	8,977,448,800.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	9,524,054.00	1,474,167,364.71
7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	130,640,000.00	20,220,929,504.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	11,626,701.40	1,799,622,698.82

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	10,085,445.90	1,561,061,624.01
8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	58,000,000.00	8,977,448,800.00
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	US	107,848,000.00	16,693,101,692.80
8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	US	33,183,999.80	5,136,338,951.44
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	US	9,572,962.20	1,481,737,551.98
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	US	34,056,966.80	5,271,459,926.38
8405-JM JAMAICA YOUTH EMPLOYMENT IN DIGITAL AND ANIMATION INDUSTRIES	US	9,727,902.70	1,505,719,800.36
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	US	29,038,416.30	4,494,670,613.21
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	US	41,334,739.80	6,397,939,831.31
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	US	70,507,500.00	10,913,404,677.00
8759- JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	US	64,750,000.00	10,022,238,100.00
8581- JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	US	26,705,970.60	4,133,646,270.96
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	US	9,859,821.90	1,526,138,729.04
9017- JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE	US	7,251,255.80	1,122,375,477.24
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	US	70,000,000.00	10,834,852,000.00
9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	US	150,000,000.00	23,217,540,000.00
9203-JM ADDITIONAL FINANCING FOR THE FOUNDATION FOR COMPETITIVENESS AND GROWTH PROJECT	US	5,259,811.00	814,132,481.90
9658-JM JAMAICA EDUCATION PROJECT	US	75,000.00	11,608,770.00

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			152,536,466,569.89

OPEC FUND FOR INT’L DEVELOPMENT
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	333,520.00	51,623,426.27
1152-P RURAL ROAD REHABILITATION PHASE 2	US	275,977.00	42,716,713.58
1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	5,986,137.60	926,555,927.82

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,020,896,067.67

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0163 RURAL ELECTRIFICATION	EURO	48,452.70	8,199,543.83
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	179,587.00	30,391,112.92
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	1,979,480.00	334,983,045.54
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	418,132.30	70,759,609.24
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	9,546,944.50	1,615,608,414.46
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	2,239,918.90	379,056,547.63
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	599,769.90	101,497,740.68

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			2,540,496,014.30

NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	720,000.00	147,488,452.42
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	772,842.40	158,312,957.70
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,080,000.00	221,232,678.63

TOTAL - NORDIC DEVELOPMENT FUND			527,034,088.75

INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA	XDR	7,658,340.70	1,568,773,358.28
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RFI	XDR	239,312,500.00	49,021,986,486.47
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RSF	XDR	382,900,000.00	78,435,178,378.35

TOTAL - INTERNATIONAL MONETARY FUND			129,025,938,223.10

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			536,556,827,645.21

TOTAL EXTERNAL DEBT			1,397,378,565,916.96

GRAND TOTAL FOREIGN & LOCAL			2,228,874,700,238.43

Source: Debt Management Branch, Ministry of Finance and the Public Service